EXHIBIT 31

CERTIFICATIONS

I, Jehu Hand, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Maritime Partners, Ltd.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not  misleading with respect to the period covered by this report;

3.  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations  and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.  The  small business issuer’s other  certifying  officers  and  I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the small business issuer and have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others  within those  entities,  particularly  during the period in which this quarterly report is being prepared;

b) (omitted as not yet required under Release 33-8618 until July 15,2007)

     c) evaluated the effectiveness of the small business issuer's disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     d) disclosed in this report any change in the small business issuer’s internal controls over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is likely to reasonably affect, the small business issuer’s internal control over financial reporting;

5. The small business issuer’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of

the small business issuer's  board  of  directors  (or  persons   performing   the  equivalent functions):

     a) all  significant  deficiencies and material weaknesses in the design or  operation  of internal control over financial reporting  which  are reasonably likely to adversely  affect  the  small business issuer’s  ability to record, process,  summarize  and  report  financial  data  and have  identified  for the small business issuer's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date: January 24, 2006

/s/ Jehu Hand

Jehu Hand

CEO and Chief Financial Officer